Great Western Bancorp, Inc. Declares Quarterly Cash Dividend
Sioux Falls, SD - October 26, 2021 - The Board of Directors of Great Western Bancorp, Inc. (NYSE: GWB) today announced that it has declared a quarterly cash dividend to its stockholders.
A quarterly cash dividend of $0.05 per common share will be paid on November 26, 2021, to all stockholders of record as of the close of business on November 12, 2021. Future dividends will be subject to Board approval.
About Great Western Bancorp, Inc.
Great Western Bancorp, Inc. is the holding company for Great Western Bank, a full-service regional bank focused on relationship-based business and agribusiness banking. Great Western Bank offers small and mid-sized businesses a focused suite of financial products and a range of deposit and loan products to retail customers through several channels, including the branch network, online banking system, mobile banking applications and customer care centers. The bank services its customers through more than 170 branches in nine states: Arizona, Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota and South Dakota. To learn more about Great Western Bank visit www.greatwesternbank.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which involve inherent risks and uncertainties. On September 16, 2021, Great Western Bancorp, Inc. ("GWBI"), parent company of Great Western Bank, and First Interstate BancSystem, Inc. (NASDAQ: FIBK) ("FIBK"), parent company of First Interstate Bank, announced they entered into a definitive agreement under which the companies will combine in an all stock transaction (the "Transaction"). Statements about GWBI’s, FIBK's or the combined company's expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “views,” “intends” and similar words or phrases. In particular, the statements included in this press release concerning GWBI’s expected performance and strategy, strategies for managing troubled loans, the appropriateness of the ACL, the impact on the business arising from the COVID-19 pandemic, the interest rate environment and the Transaction are not historical facts and are forward-looking. Accordingly, the forward-looking statements in this press release are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. In addition to factors previously disclosed in GWBI's and FIBK's reports filed with the U.S. Securities and Exchange Commission (the "SEC") and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between GWBI and FIBK; the outcome of any legal proceedings that may be instituted against GWBI or FIBK; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which GWBI and FIBK operate; the ability to promptly and effectively integrate the businesses of GWBI and FIBK; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of GWBI's or FIBK's customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by FIBK's issuance of additional shares of its capital stock in connection with the Transaction; the diversion of management's attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on GWBI's and FIBK's businesses, the ability to complete the Transaction or any of the other foregoing risks. These factors are not necessarily all of the factors that could cause GWBI's, FIBK's or the combined company's actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm GWBI's, FIBK's or the combined company's results.

All forward-looking statements attributable to GWBI, FIBK or the combined company, or persons acting on GWBI's or FIBK's behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and GWBI and FIBK do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If GWBI or FIBK update one or more forward-looking statements, no inference should be drawn that GWBI or FIBK will make additional updates with respect to those or other forward-looking statements. Further information regarding GWBI, FIBK and the factors which could affect the forward-looking statements contained herein can be found in GWBI's Annual Report on Form 10-K for the fiscal year ended September 30, 2020, Form 10-Q for the quarters ended December 31, 2020, March 31, 2021 and June 30, 2021 and in other filings with the SEC and in FIBK's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, and its other filings with the SEC.

GREAT WESTERN BANCORP, INC.
Investor Relations Contact:
Seth Artz, 605.988.9253
seth.artz@greatwesternbank.com

Media Contact:
Lexie Feterl, 605.978.5829
alexis.feterl@greatwesternbank.com